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EXHIBIT 10.16
STATE OF GEORGIA
COUNTY OF

                               OFFICE SPACE LEASE

         THIS LEASE, made this 1st day of DECEMBER, 1999, between Township Residential, Inc., Agent for 3131 Piedmont Road having its principle office at 3131 Piedmont Road, N.E., Atlanta, GA 30305 (herein called "Landlord") and Tom McMurrain Global E-Tutor (herein called "Tenant").

         1. PREMISES AND TERM. Landlord hereby rents and leases to Tenant and Tenant hereby rents and leases from Landlord the following described space (hereby called "Premises") being approximately 410 square feet located on the 2nd Floor in 3131 Piedmont Road, Building located at __________________, ____________, Georgia, the Land Lot 61 of the 17th District of Fulton County, Georgia (herein called "Building"); premises being more particularly shown and outlined on the plan attached hereto as Exhibit "A" and made a part hereof, FOR A TERM to commence on the 1 day of December, 1999 , and to end at 6:00 P.M. on the ______ day of on a month to month. **, (herein called the "Term"). No easement for light and air is granted hereunder. **60 day notice is required by both parties to terminate this lease.

         2.       RENTAL AND COVENANTS TO PAY RENT.

                  (a) As consideration for this Lease and the services provided Tenant hereunder, Tenant agrees to pay to Landlord at Landlord's address above or at such other place or to such other party as Landlord designates in writing, without demand, deduction or set-off, rental at the rate of: $1,200.00 PER MONTH ($_____) per year (hereinafter called "Base Rental"), payable in equal monthly installments of $1,200.00 in advance, on the first day of each calendar month during Term. (A prorata monthly installment shall be due for the first and last month of Term should Term begin or end on other than the first or last day of the calendar month).

                  (b) It is understood that the Base Rental does not anticipate economic inflation in the cost of goods and services necessary for the proper operation and maintenance of the Building that could occur during Term. Therefore, in order that rental paid hereunder during the Term reflects any economic inflation, Tenant agrees that the Base Rental stated herein shall be increased but not decreased as provided below.

                  (c) Lessor and Lessee agree that the Base Rental stated herein shall be adjusted as soon as practicable after January 1st of each year during the term of this lease (hereinafter called the "Adjustment Dates") to reflect any increase in cost of goods and services necessary to the operation and maintenance of the Building in which the Premises are located. The Base Rental shall be adjusted on each adjustment date to reflect such increases, if any, as are reflected by changes in the "All-Items" figures In the "Consumer Price Index
- U. S. City Average for All Urban Consumers" (1967=100) of the Bureau of Labor Statistics of the United States Department of Labor. On each Adjustment Date the adjusted Base Rental shall be determined by



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dividing the original Base Rental by the index number published in the issue of
"Monthly Labor Review" for the December preceding the date of execution hereof, and subsequently multiplying that amount by the index number published in the "Monthly Labor Review" for the December immediately preceding each annual Adjustment Date. If the "Consumer Price Index" published by the Bureau of Labor Statistics is discontinued, then the "Consumer Price Index" published by the United States Department of Commerce shall be used (with proper adjustment) and if the Department of Commerce Index is discontinued then the Landlord shall select a suitable substitute. In no event shall the rental payable hereunder be reduced by any such adjustment.

                  (d) If during any calendar year during the term of this Lease or any renewal or extension thereof, the cost and expenses paid or incurred by or on behalf of Landlord on account of the operation, maintenance and repair of the Building (herein the "O&M Expenses") exceed the amount of such O&M Expenses for the calendar year ending December 31st of the year during which this Lease is executed (herein the "Base Year"), then Tenant shall pay to Landlord a monthly additional payment (herein the "Additional Rent") based on Tenant's proportionate share of the increase in O&M Expenses over the Base Year. Landlord shall furnish to Tenant within three (3) months after the end of any calendar year a statement of O&M Expenses incurred during said year and during the Base Year. Tenant's annual share of such increase shall be the excess of the O&M Expenses for the year prior to the rendition of the statement over the O&M Expenses for the Base Year multiplied by a fraction, the numerator of which is the area of the Premises leased to Tenant and the denominator of which is the total rentable area of the Building (________ square feet). Commencing the first
(1st) day of the month following the tender of the above statement, Tenant shall pay to Landlord as Additional Rent an amount equal to one-twelfth (1/12th) of Tenant's annual share of the increased O&M Expenses as determined above. Such Additional Rent is in addition to Base Rent and all other payments due Landlord under this Lease and shall continue in effect monthly thereafter until the earlier of the end of the term of this Lease or the rendition of a statement for increase in the O&M Expenses for a subsequent year or years. Upon written request, Tenant shall be permitted to examine Landlord's books and records relating to the operation and maintenance of the Building at the Building Management Office during regular office hours in order to verify any increase in O&M Expenses; provided, however, that no such examination shall excuse or reduce the payment of Additional Rent unless and until it is finally determined that Landlord's statement of increased O&M Expenses was erroneous, and provided further that Tenant and its agents and accountants shall agree in writing to retain all such information confidential. The term "O&M Expenses" shall include all costs of operation, maintenance and repairs of the building as determined by generally accepted accounting practices, including, but not limited to: utility service cost (water, sewer, telephone, gas, electricity and fuel); sanitary charges and trash removal; insurance premiums; license, permit and inspection fees; janitorial and security services; labor; materials; supplies, equipment and tools; management fees and all other costs of operating, maintenance and repair of the Building and its equipment, fixtures, ground and parking areas; except for taxes, depreciation, interest expense or executive salaries.

                  (e) If during any calendar year during the term of this Lease or any renewal or extension thereof the taxes and assessments paid or incurred by or on behalf of Landlord on account of Landlord's ownership of the Building (herein the "Tax Expenses") exceed the amount



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of such Tax Expenses for the calendar year ending December 31 of the year during which this Lease is executed (herein the "Base Year"), then Tenant shall pay to Landlord a monthly additional payment (herein the "Additional Tax Rent") based on Tenant's proportionate incurred during said year and during the Base Year. Tenant's Expenses for the Year prior to Landlord's rendering of the statement over the Tax Expenses for the Base Year multiplied by a fraction, the numerator of which is the area of the Premises leased to Tenant and the denominator of which is the total rentable area of the Building ( _______ square feet). Commencing the first (1st) day of the month following Landlord's rendering of the above statement, Tenant shall pay to Landlord as Additional Tax Rent an amount equal to one twelfth (1/12th) of Tenant's annual share of the increased Tax Expenses as determined above. Such Additional Tax Rent is in addition to Base Rent and all other payments due Landlord under this Lease and shall continue in effect monthly thereafter until the earlier of the end of the term of this Lease or the rendering by Landlord of a statement for increase in Tax Expenses for a subsequent year or years. Upon written request, Tenant shall be permitted to examine Landlord's books and records relating to taxes and assessments on the Building at the Building Management Office during regular office hours in order to verify any increase in Tax Expenses; provided, however, that no such examination shall excuse or reduce the payment of Additional Tax Rent unless and until it is finally determined that Landlord's statement of increased Tax Expenses was erroneous, and provided further that Tenant and its agents and accountants shall agree in writing to retain all such information confidential. The term "Tax Expenses" shall include all taxes and assessments levied on the Building by any governmental entity, including, but not limited to: real and personal property taxes; gross receipts taxes; and any and all other governmental assessments related to the Building, except for income taxes.

                  (f) Any rental due Landlord under this Lease shall be considered past due for purposes hereon on the fifth day of any month, and shall incur a monthly service charge of 1-1/2% per month for that and each subsequent month past due. Any other amounts payable to Landlord under this Lease, with the exception of rent, shall be considered past due thirty (30) days from Landlord's billing date and shall incur a monthly service charge of 1-1/2% for that and each subsequent month past due. (A monthly rate of 1-1/2% is equivalent to an annual percentage rate of 18%). No delay by Landlord in tendering the Index Comparative Statement, increase of costs statement, or statement of tax increase shall affect the accrual of Tenant's obligations to pay increased rent from the first day of each calendar year. Tenant shall continue to pay the base in effect for the preceding year until the Comparative Statements are delivered; however, upon the delivery of the statements, Tenant shall pay the excess rent which has accrued between the first of the year and the date of receipt of the Comparative Statements.

                  (g) Tenant agrees any increase in rentals payable by Tenant under the provisions of this Paragraph 2 shall, for purposes of the default provisions hereof, be deemed as additional rental due from Tenant and shall entitle Landlord to all remedies provided for herein and at law or equity on account of Tenant's failure to pay rent. It is further understood and agreed that Tenant's payments of increased rentals under this Paragraph 2 shall not be deemed payments of rental as that term is construed relative to governmental wage and price controls or analogous governmental options affecting the amount of rental which Landlord may charge Tenant.



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         3.       DELIVERY OF POSSESSION TO TENANT BY LANDLORD. If Landlord for
any reason whatsoever cannot deliver possession of Premises to Tenant at the commencement of the Term as above specified, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event, there shall be a proportionate reduction of rent covering the period between the commencement of the Term and the time when Landlord can deliver possession. Moreover, the Term of this Lease shall be proportionately extended for an additional period of time to the end that this Lease shall provide for a full Term as herein provided. However, if for any reason, other than strikes or acts of God beyond the control of the Landlord, possession of Premises is not delivered to Tenant within one hundred and twenty
(120) days of the beginning of Term as specified in Paragraph 1 hereof, then this Lease shall be voidable by either party giving written notice to the other and, in such event, any monies advanced by Tenant to Landlord shall be returned and the parties hereto shall have no further obligation one to the other. Notwithstanding anything herein stated to the contrary, in the event that Landlord cannot deliver possession of Premises to Tenant at the commencement of the Term, as above specified, because of Tenant's failure to perform the items or pay the amount specified in the Work Letter attached hereto as Exhibit "B" and incorporated herein by the provisions of Paragraph 34 infra, this Lease shall be voidable at the option of the Landlord, only, at any time after the commencement of said Term, and should Landlord so elect to void this Lease, all monies advanced by Tenant to Landlord shall be retained by Landlord as liquidated damages (the parties here recognizing and acknowledging the difficulty of determining such damages), and thereafter the parties hereto shall have no further right, claim or obligation one to the other.

         4.       REPAIRS BY TENANT AND REMOVAL OF IMPROVEMENTS
                  ALTERATIONS

                  (a) Tenant accepts Premises in their present condition as suited for the use intended by Tenant. Tenant will, at Tenant's expense, take good care of Premises and the fixtures and appurtenances therein, and will suffer no active or permissive waste or injury thereof; and Tenant shall, at Tenant's expense, but under the direction of Landlord, promptly repair any injury or damage to Premises or Building caused by the misuse or neglect thereof by Tenant, or by persons permitted on Premises by Tenant, or Tenant moving in or out of Premises.

                  (b) Tenant will not, without Landlord's written consent, make any alterations, additions or improvements in or about Premises and will not do anything to or on the Premises which will increase the rate of fire insurance on the Building. All alterations, additions or improvements (including, but not limited to, carpets, drapes and drape hardware) made or installed by Tenant to the Premises shall become the property of Landlord at the expiration of this Lease. Landlord reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant; Tenant further agrees to do so prior to the expiration of Term or within thirty (30) days after notice from Landlord, whichever shall be later, provided that Landlord gives such notice no later than thirty (30) days after expiration of this Lease.

                  (c) No later than the last day of Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of said



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property and surrender Premises (together with all keys to Premises) in as good condition as they were at the beginning of Term, reasonable wear and damage by fire, the elements of casualty excepted. All property of Tenant remaining on Premises after expiration of Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to the preceding sub-paragraph (b).

                  (d) In doing work of any nature in, to or about Premises, Tenant will use only contractors or workmen approved by Landlord. Tenant shall promptly remove any lien for material or labor claimed to be furnished to Premises on Tenant's or any subtenant's behalf.

         5. FOOD OR DRINK MACHINES. Tenant shall maintain no food or drink coin operating or vending machines within Premises or Building without the written consent of Landlord; such consent shall not preclude Landlord from charging Tenant for utility costs therefor under Paragraph 9 (c).

         6. TENANT RISK. Tenant agrees that all personal property brought into the Premises by Tenant, its employees, licensees and invitees shall be at the sole risk of Tenant and Landlord shall not be liable for theft thereof or of any money deposited therein or for any damages thereto; such theft or damage being the sole responsibility of Tenant.

         7. REPAIRS BY LANDLORD. Landlord shall not be required to make any repairs to Premises except repairs necessary for safety and tenantability.

         8. PURPOSE. Tenant shall use and occupy Premises as office and related purposes only. Tenant's use of Premises shall not violate any ordinance, law or regulation of any governmental body or the "Rules and Regulations" of Landlord, as made a part hereof. Moreover, Tenant agrees to conduct its business in the manner and according to the generally accepted written or unwritten code of ethics or business principles of the business or profession in which Tenant is engaged, and in case of breach of this covenant, Tenant agrees that Landlord may terminate this Lease by giving Tenant sixty (60) days notice to vacate.

         9. SERVICES - ELEVATOR, WATER, CLEANING & ELECTRICITY.

                  (a) Landlord shall furnish the following services without charge, at the proper season, during reasonable hours (8:00 a.m. to 6:00 p.m. on Mondays through Fridays, inclusive, and 8:30 a.m. to 1:00 p.m. on Saturdays) on normal business days, except holidays observed by national banks in Atlanta, Georgia, as legal holidays:

                          (ii) Air conditioning in Landlord's judgment sufficient to reasonably cool or heat the Premises;
                          (iii) Water for lavatory purposes without charge;
                          (iv)  Common use restrooms, toilets;



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                           (v)  Cleaning services except Saturdays and where
                                the Premises consist of a store or stores on the ground floor.

                  (b) Landlord shall also furnish electric current on Premises for lighting and for small business machines only (e.g., typewriters and other small office equipment) using 110 volt, 20 AMP circuits. Tenant will not use any electrical wiring installations or interfere with the reasonable use thereof by other uses in the Building. Tenant will not, without Landlord's prior written consent in each instance (which shall not be unreasonably withheld) connect any additional items (such as electric heaters, data processing equipment or copy machines) to the Building's electrical distribution system, or make any alterations or addition to such system. Should Landlord grant such consent, all additional circuits or equipment required therefore shall be provided by Landlord and the reasonable cost thereof shall be paid by Tenant upon Landlord's demand.

                  (c) If Tenant uses any of the services enumerated in this Paragraph in an amount or for a period in excess of that provided for herein, then Landlord reserves the right to charge Tenant as additional rent a reasonable sum as reimbursement for the direct cost of such added services. In the event of disagreement as to reasonableness of such charge, the opinion of the appropriate local utility company or a local independent professional engineer shall prevail.

                  (d) Landlord shall in no way be liable for cessation of any of the above services caused by strike, accident or reasonable breakdown, nor shall Landlord be liable for damages from the stopping of elevators or elevator service, or any of the fixtures or equipment in the Building being out of repair or for injury to person or property, caused by any defects in the electrical equipment, heating, ventilating and air conditioning system, elevators or water apparatus, or for any damages arising out of failure to furnish the services enumerated in this Paragraph 9.

                  (e) Landlord's obligation to furnish light, heat and power shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce heat and lighting within the Common Areas as required by any mandatory or voluntary fuel or energy saving, allocation or similar statute, order or program.

         10.      DESTRUCTION OR DAMAGE TO PREMISES.

                  (a) If less than twenty-five percent (25%) of the rental area of the Premises is destroyed or rendered untenantable by any casualty, Landlord shall rebuild and repair the Premises and the Base Rental only shall abate by the same proportion as the floor area of the Premises destroyed or rendered untenantable bears to the entire floor area of the Premises. Landlord's obligation to rebuild and repair the Premises is limited to restoring the Premises to substantially the condition in which the same existed prior to the casualty, and any obligation of Landlord's to rebuild and repair is hereby expressly conditioned upon the receipt by Landlord of insurance proceeds for such purposes. Full rent shall recommence when the Premises is rebuilt and repaired.



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                  (b) If at least twenty-five percent (25%) of the rental area of the Premises is destroyed or rendered untenantable by any casualty, then Landlord may either elect to terminate this Lease (rent being prorated as of the date of such termination) or to rebuild and repair the Premises. Landlord shall give written notice to Tenant of such election within ninety (90) days after the occurrence of such casualty. Should Landlord elect to rebuild and repair the Premises, rental shall abate by the same proportion as the floor area of the Premises destroyed or rendered untenantable bears to the entire floor area of the Premises. Landlord's obligation to rebuild and repair the Premises is limited to restoring the Premises to substantially the condition in which the same existed prior to the casualty, and any obligation of Landlord's to rebuild and repair is hereby expressly conditioned upon the receipt by Landlord of insurance proceeds for such purposes. Full rent shall recommence when the Premises is rebuilt and repaired.

                  (c) If at least twenty-five percent (25%) of the gross rental area of the Building in which the Premises is located is destroyed or substantially damaged by any casualty, notwithstanding that the Premises may be unaffected by such casualty, Landlord may terminate this Lease by giving to Tenant thirty (30) days prior written notice of Landlord's election so to do, which notice shall be given, if at all, within ninety (90) days following the date of said occurrence.
Rent shall be prorated as of the date of such termination.

         11. RULES AND REGULATIONS. Tenant will observe and comply with the "Rules and Regulations" attached hereto and made a part hereof, and such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant, for the safety, care and cleanliness of the Building, and the comfort, quietness and convenience of other occupants of the Building.

         12. DEFAULT CLAUSE. If rent is not paid within five (5) days after the date same is due (no demand for rent or notice to Pay being required); or if Tenant defaults for thirty (30) days after written notice thereof in performing any other of Tenant's obligations hereunder; or if Tenant is adjudicated as bankrupt; or if a permanent receiver is appointed for Tenant's property, including Tenant's interest in Premises, and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduces or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; of if Premises or Tenant's effects or interest therein should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty
(30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at its option may at once, or within six (6) months thereafter (but only during continuance of such default or condition) terminate this Lease by written notice to Tenant. After an authorized assignment or subletting the occurring of any of the foregoing defaults or events shall affect this Lease only if caused by or happening to the assignee or sublessee. Upon such termination by Landlord, Tenant will at once surrender possession of Premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.



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         13.      RELETTING BY LANDLORD. Landlord, as Tenant's agent, without termination of this Lease, upon Tenant's breach or default of this Lease, may at Landlord's option enter upon and rent Premises at the best price obtainable by reasonable effort, without advertisement, and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency if any, between all rent reserved hereunder and the total rental applicable to the Term hereof obtained by Landlord on re-letting after deducting Landlord's expenses in restoring Premises and all cost incident to such re-letting.

         14. EARLY TERMINATION. No termination of this Lease prior to the normal ending thereof by lapse of time or otherwise shall affect Landlord's right to collect rent for the period prior to termination thereof.

         15. ASSIGNMENT AND SUBLETTING. Tenant may not, without the prior written consent of Landlord endorsed hereon (such consent may be granted or withheld in the sole and absolute discretion of Landlord) assign this Lease or any interest hereunder, or sublet Premises or any part thereof, or permit the use of Premises by any party other than Tenant. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only upon prior written consent of Landlord. Subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder without relieving Tenant's liability. Landlord may at its option lease the whole or any portion of the Premises directly to Tenant's prospective subtenant or assignee in which event Tenant shall be released from all liability with respect to the portion of the Premises so leased.

         16.      EMINENT DOMAIN.

                  (a) If any part of the Premises is taken under the power of eminent domain (such term as used herein includes friendly acquisition or deed in lieu of condemnation), then this Lease shall terminate on the date Tenant is required to yield possession thereof to the condemning or acquiring authority.

                  (b) If any portion of the Building in which the Premises is located is taken under eminent domain, then Landlord at its option may terminate this Lease as of the date possession is required to be surrendered to the condemning or acquiring authority by giving Tenant ninety (90) days prior written notice of Landlord's election to terminate this Lease.

                  (c) No other taking under the power of eminent domain, including, but not limited to, road widening, a taking of the real property surrounding the Building, or a taking of any portion of the parking area shall affect this Lease.

                  (d) Tenant shall have no right to any award or compensation in connection with any exercise of the power of eminent domain, except that Tenant may claim and receive awards for moving expense, removal of trade fixtures, or damage to Tenant's business if the same are allowed by law.



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         17.      ENTRY. Landlord may enter Premises at reasonable hours with prospective purchasers or tenants or to inspect Premises or to make repairs required of Landlord under the terms hereof or repairs to, adjoining space within the building; such entry by Landlord shall not entitle Tenant to any rent abatement.

         18. TRANSFER OF TENANTS. In the event the rooms and offices rented to Tenant are less than 1,490 square feet in area, Landlord reserves the right, at its option and upon giving 30 days written notice in advance to the Tenant to transfer and remove the Tenant from Premises to any other available rooms and offices of substantially equal size and area and equivalent rental in the Building of which Premises are a part. Landlord shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises. Landlord may exercise the right to so relocate Tenant under this paragraph at any time including but not limited to, the period before Tenant takes possession of Premises.

         19. SUBORDINATION. This Lease shall be subject and subordinate to any first priority deed to secure debt or security deed which may now or hereafter affect the real property of which Premises form a part, and also to all renewals, modifications, extensions, consolidations, and replacements of such first priority deed to secure debt or security deed. Although no instrument of act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of any first priority deed to secure debt or security deed. Tenant hereby appoints Landlord its attorney in fact, irrevocably, to execute and deliver any such instrument for Tenant. Notwithstanding the subordination of this Lease as referred to in the preceding paragraph, upon a foreclosure of any deed to secure debt or security deed or other instrument given to secure an indebtedness, which instrument is prior to this Lease, the holder of said instrument or the purchaser at foreclosure sale may, at its election, foreclose subject to this Lease or elect to continue this Lease in full force and effect on and after such foreclosure, notwithstanding the fact that such instrument is prior to this Lease. Unless Tenant is notified in writing by the holder of such instrument or purchaser at foreclosure sale that this Lease is terminated as a result of foreclosure, this Lease shall continue in full force and effect notwithstanding any such foreclosure.

         20. INDEMNITY AND HOLD HARMLESS. Notwithstanding that joint or concurrent liability may be imposed upon Landlord by law, Tenant shall indemnify, defend and hold harmless the Landlord and Premises, at Tenant's expense, against: (i) any default by Tenant or sub-tenant hereunder; of (ii) any act of negligence of Tenant or its agents, contractors, employees, invitees or licensees; or (iii) all claims for damages to persons or property by reason of the use or occupancy of Premises unless resulting from affirmative acts of negligence by Landlord or its representatives. Moreover, Landlord shall not be liable for any damage or injury to Premises, to Tenant's property, to Tenant, its agents, contractors, employees, invitees or licensees, arising from any use of condition of Premises, the Building, or any sidewalk or entranceway serving the Building, or the act of neglect of co-tenants or the malfunction of any equipment or apparatus serving the Building. Any and all claims for any damage referred to in this Paragraph are hereby waived by Tenant.


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         21.      FIRE AND EXTENDED COVERAGE AND WAIVER OF SUBROGATION
THEREUNDER. Tenant shall carry fire and extended coverage insurance insuring its interest in Tenant's improvements in Premises and its interest in its office furniture, equipment and supplies, and Tenant hereby waives any rights of action against Landlord for loss or damage covered by such insurance and Tenant covenants and agrees with Landlord that it will obtain a waiver from the carrier of such insurance releasing such carrier's subrogation rights as against Landlord. Landlord shall carry fire and extended coverage insurance insuring its interest in Premises, and Landlord hereby waives any rights of action against Tenant for loss or damage covered by such insurance and Landlord covenants and agrees with Tenant that it will obtain a waiver from the carrier of such insurance releasing such carrier's subrogation rights as against Tenant.

         22. REMEDIES CUMULATIVE. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

         23. HOLDING OVER. If Tenant remains in possession after expiration of Term hereof, with Landlord's acquiescence and without any distinct agreement between the parties, Tenant shall be a tenant at will and such tenancy shall be subject to all the provisions hereof, except that the monthly portion of the Base Rental shall be doubled for the entire hold-over period and there shall be no renewal of this Lease by operation of law. Nothing in this Paragraph shall be construed as a consent by Landlord to the possession of Premises by Tenant after the expiration of the Term.

         24. NO WAIVER OR CHANGES. The failure of either party to insist in any instance on strict performance of any covenant or condition hereof, or to exercise any option herein contained shall not be construed as a waiver of such covenant, condition or option in any other instance. This Lease cannot by changed or terminated orally.

         25. TENANT'S ESTOPPEL. Tenant shall, from time to time, upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), the dates to which the rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any security deed upon Landlord's interest in the Premises.

         26. MARGINAL NOTATIONS. The marginal notations in this Lease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of it provisions.

         27. NOTICE.

                  (a) Any notice by either party to the other shall be, valid only if in writing and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail addressed (a) if to Tenant, at the Building, and (b) if to Landlord, at Landlord's address set forth above, or at such other address for either party as that party may designate by notice to the other; notice shall be deemed given, if delivered personally, upon delivery thereof, and if mailed, upon the mailing thereof.

                  (b) Tenant hereby appoints as its agent to receive of all dispossessory or distraint proceedings, the person occupying Premises; and if there is no person occupying same, then such service may be made by attachment thereof on the main entrance to Premises.

         28. HEIRS AND ASSIGNS. The provisions of the Lease shall bind and enure to the benefit of Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns; it being understood that the term "Landlord", as used in this Lease, means only the owner, or the lessee for the time being of the land and Building of which Premises are a part, so that in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the land and Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding party "Landlord" for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding party landlord.

         29. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise between the parties not embodied herein, shall be of any force or effect.

         30. SECURITY DEPOSIT. Tenant has this day deposited with Landlord the sum of $ _______ as security for the performance by Tenant of all the terms, covenants and conditions of the Lease upon Tenant's part to be performed, which sum shall be returned to Tenant after the expiration of the Term hereof, provided Tenant has fully performed hereunder. Landlord shall have the right to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the Term of this Lease. In the event, of a sale of the Building or a lease of the Building, subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee, and Landlord shall thereupon be released from all liability for the return of such security and Tenant shall look to the new landlord solely for the return of said security and this provision shall apply to every transfer or assignment made of the security to a new landlord. The security deposited under this Lease shall not be assigned or encumbered by Tenant without the written consent of Landlord and any such assignment or encumbrance shall be void.

         31. ATTORNEY'S FEES AND HOMESTEAD. If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay ten percent (10%) thereof as attorney's fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord his homestead and exemption.

         The parties "Landlord" and "Tenant" and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

         32. NO ESTATE. Tenant has only a usufruct under this Agreement not subject to levy and sale; no estate shall pass out of Landlord.

         33.      TIME OF ESSENCE. Time is of the essence of this Agreement.

         34. WORK LETTER. Attached hereto as Exhibit "B", and by this reference made a part hereof, is a Work Letter indicating the items to be performed by Landlord to prepare Premises for occupancy by Tenant. Said Work Letter also sets forth those items to be performed by Tenant prior to occupancy and the amount of money due from Tenant prior to occupancy for those items of work performed by Landlord in excess of Building Standards.

         35. SPECIAL STIPULATIONS. Special Stipulations, as set forth below, shall control if in conflict with any of the foregoing provisions of this Lease and by reference are made a part hereof.

                  (a) Any renewal or extension of this Lease shall be subject to all the terms and conditions hereof, including, but not limited to Paragraph 2, supra, unless such renewal or extension shall specifically and affirmatively state otherwise.

                  (b) In the event a lender comes in possession of the Building in which the Premises are located through foreclosure or deed in lieu thereof, the Tenant shall not look to said lender for return of security deposit unless Tenant has proved that such security deposit has been transferred to said lender by Landlord.

                  (c) Tenant shall not undertake to regulate thermostats located within Premises. Maintenance personnel only are authorized to do so.

         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in quadruplicate, the day and year first above written.

     **  Signed, sealed and                                 * TENANT
         delivered in the
         presence of:

/s/ Lara Stegman                                  /s/ Tom McMurrain   (SEAL)
Witness                                           Authorized Signature
                                                  Title:

/s/ Victoria Sasser                               /s/ Billy Bauman   (SEAL)
Notary Public                                     Authorized Signature
My Commission Expires: May 8, 2001                Title

Signed, sealed and
delivered in the
presence of:

/s/ Lara Stegman                                  /s/ Billy Bauman   (SEAL)
Witness                                           By Landlord (or its
                                                  authorized agent)

/s/ Victoria Sasser
Notary Public
My Commission Expires: May 8, 2001

         FOLLOWING EXECUTION, THE ORIGINAL AND ONE COPY HEREOF
                  SHALL BE RETURNED TO THE LANDLORD

NOTE:    *        If Tenant is a corporation, two authorized corporate officers must execute this Lease in their appropriate capacity for Tenant, affixing the corporate seal.

         ** Two witnesses are required, one of whom must be a notary public, who must affix his notarial seal and stamp indicating the expiration date of his commission.

                              RULES AND REGULATIONS
                     (Which are referred to the Within Lease
                            and Made a Part Thereof)

         1. The sidewalk, entry passages, corridors, halls, elevators and stairways shall not be obstructed by tenants, or used by them for any purpose other than of ingress and egress.

         2. The water closets and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other obstructing substances shall be thrown therein.

         3. No advertisement, sign or other notice ("sign") shall be inscribed, painted or affixed on any part of the outside or inside of the Building without the Lessor's express written consent to the sign and its location. Window shades, blinds or, curtains of a uniform color and pattern only shall be used throughout the Building to give a uniform color exposure through exterior windows. No awnings shall be placed upon the Building.

         4. No tenant shall do or permit to be done in Building, or bring or keep anything thereon, which shall in any way obstruct or interfere with the rights of other tenants, or in any part thereof, or conflict with any of the rulers and ordinances of the Board of Health. Tenants, their invitees and employees shall maintain order in the Building, shall not make or permit any improper noise in Building or interfere in any way with other tenants or those having business with them. No rooms shall be occupied or used as sleeping or lodging apartments at any time without permission of Landlord. No part of Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices. No intoxicating liquor or liquors shall be sold in Building by Tenant without Landlord's permission.

         5. Tenants shall not employ any persons other than the janitors of Landlord (who will be provided with pass keys into the offices) for the purpose of cleaning or taking care of Premises.

         6. No animals, birds, bicycles, or other vehicles shall be allowed into the offices, halls, corridors, elevators, or elsewhere in the Building.

         7. All tenants and occupants shall observe strict care not to leave their windows open when it rains or snows and for any fault or carelessness in any of these respects, shall make good any injury substained by other tenants, and to Landlord for damage to paint, plastering or other parts of Building resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made, to any part of Building by painting up or changing any particulars, doors or windows, nor shall there be any nailing, boring, or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord or its agent. All glass, locks and trimmings in or upon the doors and windows of Building shall be kept whole, and when any part thereof shall be broken, the same shall immediately be replaced or repaired and put in order under the direction and to the satisfaction of Landlord, or its agents, and shall be left whole and in good repair. Tenants shall not deface Building, the woodwork or the walls of the Premises.

         8. Not more than two keys for each office (or the equivalent of one key for each approximately 500 square feet) will be furnished tenants without charge. Tenants shall not, under any circumstances, have any duplicate keys made. No additional locks or latches shall be put upon any door without the written consent of Landlord. Tenants, at the termination of their Lease of the Premises shall return to Landlord all keys to doors in Building.

         9. Landlord in all cases retains the power to prescribe the weight and position of iron safes or other heavy articles. Tenants must make arrangements with the superintendent of Building when the elevator is required for the purpose of the carrying of any kind of freight.

         10. If tenants require wiring for a bell or buzzer system, such wiring shall be done by the electrician of Building only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord. If telegraphic or telephonic services are desired, the wiring for same shall be done as directed by the electrician of Building or by some employee of Landlord who may be instructed by the superintendent of Building to supervise them, and no boring or cutting for wiring shall be done unless approved by Landlord or its agents.

         11. Parking facilities supplied by Landlord for tenants, if any, shall be used for vehicles that may occupy a standard parking area only (i.e., 8' x 10'). Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size.

         12. Landlord reserves all vending rights.

         13. The Landlord shall not be responsible to any tenant for the non-observance of violation of any of these Rules and Regulations by any other tenants. The Landlord reserves the right to make such other reasonable rules and regulations as in his judgment may from time to time be needed for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Regulations shall be binding upon the parties hereto the same as if they had been inserted at time of execution.

         14. Comply with all laws, ordinances and regulations of the United States and the State and County wherein the Premises lies, or any agencies thereof, and further to comply with all recommendations of any public or private agency having authority over insurance rates with respect to the use of occupancy of the Premises by Tenant.

         15. Landlord may require that automobiles owned by Tenant, its licensees, concessionaires and employees be parked in specific portions of the parking area.

         16. Tenant shall not place or maintain merchandise or other articles in any vestibule or entry of the Premises, on the sidewalks adjacent thereto, or elsewhere in the exterior or common area.

         17. Tenant shall not solicit business in the parking area or other common areas.

         18. Tenant shall not distribute handbills or other advertising matter to, in or upon any automobiles parked in the parking areas or in any other common area.

         19. Tenant shall not use or permit the use of any apparatus for sound reproduction or transmission, including, but not limited to, loud speakers, phonographs, public address systems, sound amplifiers and radios, or any musical instrument, in any manner that sounds so produced are audible or visible outside the Premises.

         20. Tenant shall not cause or permit the loading or unloading of merchandise, supplies or other property outside the area designated therefor, or permit the parking or standing outside of said area by delivery vehicles or other vehicles or equipment engaged in loading or unloading.